Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1964

               Dividend Sustainability Buy-Write Portfolio 2019-2

                          Supplement to the Prospectus

As a result of a previously announced spin-off, on May 22, 2019, holders of V.F. Corporation ("VFC") received 1 share of Kontoor Brands, Inc. ("KTB") for every 7 shares of VFC held as of the close of business on May 10, 2019. Fractional shares were not issued and the Portfolio will receive cash in lieu of any such fractional amounts.

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of both VFC and KTB, as well as writing the corresponding LEAPS.

Supplement Dated:  May 23, 2019